Wells Fargo Loan No. 33-0911464

EXHIBIT 10.59

ALEXANDER’S OF KINGS, LLC,
KINGS PARKING, LLC, and
ALEXANDER’S KINGS PLAZA, LLC
individually or collectively, as the context may require, as mortgagor to

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as administrative agent for the benefit of Lenders (as defined in the Loan Agreement (hereinafter defined)), as mortgagee

CONSOLIDATED, AMENDED AND RESTATED FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT

Lot:   Part of Lots 55 and 1
Lots 50 & 114
Block:  8470
County:  Kings

PREPARED BY AND UPON
RECORDATION RETURN TO:

Cadwalader, Wickersham & Taft LLP
227 West Trade Street, Suite 2400
Charlotte, North Carolina  28202
Attention:  James P. Carroll, Esq.

USActive 23005986.7

THIS CONSOLIDATED, AMENDED AND RESTATED FEE AND LEASEHOLD MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this “Security Instrument”) is made as of this 10th day of June, 2011, by ALEXANDER’S OF KINGS, LLC, KINGS PARKING, LLC, and ALEXANDER’S KINGS PLAZA, LLC, each a Delaware limited liability company, and each having its principal place of business at c/o Alexander’s Inc., 210 Route 4 East, Paramus New Jersey 07652 (individually and/or collectively (as the context may require) referred to herein as “Borrower”), as mortgagor for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the benefit of Lenders (in such capacity, together with its successors and/or assigns, in such capacity “Mortgagee”), as mortgagee for the ratable benefit of the Lenders.

This Security Instrument consolidates, amends and restates in their entirety the mortgages described on the Schedule of Mortgages attached hereto as Exhibit B and made a part hereof which are each now held by Mortgagee (collectively, the “Prior Mortgages”), to form a single lien in the consolidated principal sum of $250,000,000.00;

RECITALS:

WHEREAS, this Security Instrument is given to Mortgagee, to secure a certain loan (the “Loan”) advanced pursuant to that certain Loan Agreement among Borrower, the lenders named therein, as Lenders and Mortgagee, as administrative agent for the benefit of Lenders (as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), which such Loan is evidenced by those certain Promissory Notes from Borrower, dated as of the date hereof, in the aggregate principal amount of $250,000,000.00 (as each of the same may hereafter be amended, modified, extended, severed, assigned, renewed or restated, and including any substitute or replacement notes executed pursuant to the Loan Agreement, individually and/or collectively (as the context requires), the “Note”);

WHEREAS, Borrower desires to secure the payment of the outstanding principal amount set forth in, and evidenced by, the Loan Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Mortgagee and Lenders in respect of the Loan under the Note, the Loan Agreement, this Security Instrument or any of the other Loan Documents (defined below) (collectively, the “Debt”) and the performance of all of the obligations due under the Note, the Loan Agreement and all other documents, agreements and certificates executed and/or delivered in connection with the Loan (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Documents”); and

WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance of the obligations due thereunder and under the other Loan Documents are secured hereby in accordance with the terms hereof.

NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Security Instrument by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower and Mortgagee hereby agree as follows:

A.        Defined Terms.  Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

B.        Consolidation.  The Prior Mortgages and the liens thereof are hereby consolidated to form this Security Instrument and a single lien over the Property and the Improvements (as hereinafter defined), which Property includes all of the right, title, interest and estate of the Borrower, now owned, or hereafter acquired therein.

C.        Amendment and Restatement.  The Prior Mortgages as hereby consolidated are completely amended and restated in their entirety by this Security Instrument.

ARTICLE I - GRANTS OF SECURITY

Section 1.1            Property Mortgaged.  Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Mortgagee and its successors and assigns in and to all of Borrower’s estate, right, title and interest in and to the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)                Land.  The real property described in Exhibit A  attached hereto and made a part hereof (collectively, the “Fee Land”);

(b)               Additional Land.  All additional lands, estates and development rights hereafter acquired by Borrower which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c)                Ground Lease.  All of Borrower’s estate, right, title and interest in, to and under that certain Indenture between the City of New York, a municipal corporation existing under the laws of the State of New York, and U & F Realty Corp., dated as of November 29, 1967, as amended by an Amendment of Indenture dated September 19, 1969, and assigned by U & F Realty Corp. to Kings Plaza Shopping Center of Flatbush Avenue, Inc. and Kings Plaza Shopping Center of Avenue U, Inc. pursuant to an Assignment and Assumption Agreement dated January 27, 1970, as further amended by Agreement dated May 25, 1976, and as further assigned by Kings Plaza Shopping Center of Avenue U, Inc. (as successor by merger to Kings Plaza Shopping Center of Flatbush Avenue, Inc.) to Alexander’s Department Stores of Brooklyn, Inc., pursuant to an Assignment and Assumption of City Lease, dated as of June 18, 1998, and as further assigned by Alexander’s Department Stores of Brooklyn, Inc. to Alexander’s of Kings, LLC, pursuant to an Assignment and Assumption of Lease, dated as of May 31, 2001 (the “Ground Lease”) and the leasehold estate created thereby (the “Leasehold Estate”) in the real property leased thereby (the “Leasehold Land”, and together with the Fee Land, collectively, the “Land”), together with all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Leasehold Land and together with all appurtenances including, but not limited to, (i) option rights and all of the estate and right of Borrower of, in and to the Leasehold Land under and by virtue of the Ground Lease and (ii) all rights or privileges of Borrower to terminate, cancel, surrender or merge the Ground Lease;

(d)               Assignments/Modifications.  To the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof, all assignments, modifications, extensions and renewals of the Ground Lease and all credits, deposits, options, privileges and rights of Borrower as tenant under the Ground Lease, including, but not limited to, rights of first refusal, if any, and the right, if any, to renew or extend the Ground Lease for a succeeding term or terms, and also including all the right, title, claim or demand whatsoever of Borrower either in law or in equity, in possession or expectancy, of, in and to Mortgagee’s right, as tenant under the Ground Lease, to elect under Section 365(h)(1) of the Bankruptcy Code to terminate or treat the Ground Lease as terminated in the event (i) of the bankruptcy, reorganization or insolvency of the landlord under the Ground Lease (the “Ground Lessor”), and (ii) the rejection of the Ground Lease by Ground Lessor, as debtor in possession, or by a trustee for Ground Lessor, pursuant to Section 365 of the Bankruptcy Code;

(e)              Improvements.  The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(f)                Easements.  All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease, and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements, including, but not limited to, those arising under and by virtue of the Ground Lease, and every part and parcel thereof, with the appurtenances thereto;

(g)               Fixtures and Personal Property.  All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture, software used in or to operate any of the foregoing and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the

Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), and all proceeds and products of the above;

(h)               Leases and Rents.  All leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Leases”) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Property, including, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or Manager and proceeds, if any, from business interruption or other loss of income insurance whether paid or accruing before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

(i)                 Insurance Proceeds.  All insurance proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property (collectively, the “Insurance Proceeds”);

(j)                 Condemnation Awards.  All condemnation awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of any taking or condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property (collectively, the “Awards”);

(k)               Tax Certiorari.  All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(l)                 Rights.  To the extent the same may be encumbered or assigned by Borrower, the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Mortgagee in the Property;

(m)             Agreements.  To the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof, all agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

(n)               Intangibles.  To the extent the same may be encumbered or assigned by Borrower pursuant to the terms thereof, all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(o)               Accounts.  All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including without limitation, the Accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(p)               Proceeds.  All proceeds of any of the foregoing items set forth in subsections (a) through (p) including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims; and

(q)               Other Rights.  Any and all other rights of Borrower in and to the items set forth in subsections (a) through (p) above.

Section 1.2            ASSIGNMENT OF RENTS.  Borrower hereby absolutely and unconditionally assigns to Mortgagee all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only.  Nevertheless, subject to the terms of the Loan Agreement and Section 8.1(h) of this Security Instrument, Mortgagee grants to Borrower a revocable license to (i) collect, receive, use and enjoy the Rents, and (ii) enforce the terms of the Leases.

Section 1.3            SECURITY AGREEMENT.  This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code.  The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property.  By executing and delivering this Security Instrument, Borrower hereby grants to Mortgagee, as security for the Obligations (hereinafter defined), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

Section 1.4            FIXTURE FILING.  Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5            CONDITIONS TO GRANT.  TO HAVE AND TO HOLD the above granted and described Property unto and to the use and benefit of Mortgagee and its successors and assigns, forever; PROVIDED, HOWEVER, these presents are upon the express condition that, if Mortgagee shall be well and truly paid the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, if Borrower shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

ARTICLE II  –  DEBT AND OBLIGATIONS SECURED

Section 2.1            DEBT.  This Security Instrument and the grants, assignments and transfers made in Article I hereof are given for the purpose of securing the Debt.

Section 2.2            OTHER OBLIGATIONS.  This Security Instrument and the grants, assignments and transfers made in Article I are also given for the purpose of securing the performance of the following (the “Other Obligations”): (a) all other obligations of Borrower contained herein; (b) each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3            DEBT AND OTHER OBLIGATIONS.  Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations”.

Section 2.4            PAYMENT OF DEBT.  Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 2.5            INCORPORATION BY REFERENCE.  All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

ARTICLE III  –  PROPERTY COVENANTS

Borrower covenants and agrees that:

Section 3.1            INSURANCE.  Borrower shall obtain and maintain, or cause to be obtained and maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.2            TAXES AND OTHER CHARGES.  Borrower shall pay all Property Taxes and Other Charges, now or hereafter levied or assessed or imposed against the Property or any part thereof in accordance with Section 4.5 of the Loan Agreement (and subject to the right to contest set forth in Section 4.2(c) of the Loan Agreement).

Section 3.3            LEASES.  Borrower shall not (and shall not permit any other applicable Person to) enter in any Leases for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

Section 3.4            WARRANTY OF TITLE.  Borrower has good, indefeasible, marketable and insurable title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same.  Borrower possesses an unencumbered Leasehold Estate and fee simple absolute estate in the Land and the Improvements except for the Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents.  This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a valid, perfected first priority lien on the Property, subject only to Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents and (b) perfected security interests in and to, and perfected collateral assignments of, all personalty (including the Leases), all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances and such other liens as are permitted pursuant to the Loan Documents.  Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Mortgagee against the claims of all Persons whomsoever.

Section 3.5            PAYMENT FOR LABOR AND MATERIALS.  Subject to the Borrower’s right to contest set forth in Section 4.2(c) of the Loan Agreement, Borrower will promptly pay (or cause to be paid) when due all Work Charges as and to the extent required by Section 4.16 of the Loan Agreement.

ARTICLE IV  –  FURTHER ASSURANCES

Section 4.1            COMPLIANCE WITH LOAN AGREEMENT.  Borrower shall comply with all covenants set forth in the Loan Agreement relating to acts or other further assurances to be made on the part of Borrower in order to protect and perfect the lien or security interest hereof upon, and in the interest of Mortgagee in the Property.

Section 4.2            AUTHORIZATION TO FILE FINANCING STATEMENTS; POWER OF ATTORNEY.  Borrower hereby authorizes Mortgagee at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property and as necessary or required in connection herewith.  For purposes of such filings, Borrower agrees to furnish any information reasonably requested by Mortgagee promptly upon request by Mortgagee.  Borrower also ratifies its authorization for Mortgagee to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument.  Borrower hereby irrevocably constitutes and appoints Mortgagee and any officer or agent of Mortgagee, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Borrower’s authorization above is not sufficient and Borrower fails or refuses to promptly execute such documents provided that Mortgagee shall not be permitted to act pursuant to the power granted pursuant to this Section except during the continuance of an Event of Default.  To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof.  This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE V  –  DUE ON SALE/ENCUMBRANCE

Section 5.1            NO SALE/ENCUMBRANCE.  Borrower shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof, Borrower, any constituent owner or other holder of a direct or indirect equity interest in Borrower, any indemnitor or other guarantor of the Loan, any constituent owner or other holder of a direct or indirect equity interest in such indemnitor or guarantor, any manager or operating lessee of the Property that is affiliated with Borrower or any constituent owner or other holder of a direct or indirect equity interest in such manager or such operating lessee, except to the extent expressly permitted pursuant to Article VI of the Loan Agreement.

ARTICLE VI  –  PREPAYMENT; RELEASE OF PROPERTY

Section 6.1            PREPAYMENT.  The Debt may not be prepaid in whole or in part except in accordance with the terms and conditions of the Note and the Loan Agreement.

Section 6.2            RELEASE OF PROPERTY.  Borrower shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with terms and conditions of the Loan Agreement or otherwise with the consent of Requisite Lenders.

ARTICLE VII  –  DEFAULT

Section 7.1            EVENT OF DEFAULT.  The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

ARTICLE VIII  –  Rights And Remedies Upon Default

Section 8.1            REMEDIES.  Subject to the terms of the Loan Agreement, upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Mortgagee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)                declare the entire unpaid Debt to be immediately due and payable;

(b)               institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

(c)                with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)               sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)                institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)                recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)               apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor or indemnitor under the Loan or any other Person liable for the payment of the Debt;

(h)               the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Mortgagee may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Mortgagee upon demand, provided that Borrower, at its sole cost and expense, shall be entitled to copies of any such books, records and accounts, and thereupon Mortgagee may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Mortgagee deems advisable; (iii) make all reasonable alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Mortgagee or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Mortgagee or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Mortgagee shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Mortgagee, counsel, agents and employees; provided, that upon the cure of an Event of Default, the license granted to Borrower under Section 1.2 hereof shall automatically be reinstated;

(i)                 apply any sums then deposited or held in escrow or otherwise by or on behalf of Mortgagee in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) insurance premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Mortgagee pursuant to the terms of this Security Instrument;

(j)                 surrender the insurance policies (except for blanket insurance policies) maintained pursuant to the Loan Agreement, collect the unearned insurance premiums for such insurance policies and apply such sums as a credit on the Debt in such priority and proportion as Mortgagee in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Mortgagee as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such insurance premiums;

(k)               apply the undisbursed balance of any deposit made by Borrower with Mortgagee in connection with the restoration of the Property after a casualty thereto or condemnation thereof, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Mortgagee shall deem to be appropriate in its discretion; and/or

(l)                 pursue such other remedies as Mortgagee and Lenders may have under Applicable Law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.  Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 10.1(f) of the Loan Agreement shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Mortgagee or Lenders.

Section 8.2            APPLICATION OF PROCEEDS.  The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Mortgagee for its own account or for the account of Lenders pursuant to the Note, the Loan Agreement, this Security Instrument or the other Loan Documents, may be applied by Mortgagee to the payment of the Debt in such priority and proportions as set forth in Section 10.2 of the Loan Agreement.

Section 8.3            RIGHT TO CURE DEFAULTS.  Upon the occurrence and during the continuance of any Event of Default, Mortgagee may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof.  Mortgagee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable out-of-pocket attorneys’ fees to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Mortgagee upon demand.  All such costs and expenses incurred by Mortgagee in remedying such Event of Default or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at any default rate specified in the Loan Agreement, if any (the “Default Rate”), for the period after notice from Mortgagee that such cost or expense was incurred to the date of payment to Mortgagee.  All such reasonable costs and expenses incurred by Mortgagee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Mortgagee therefor.

Section 8.4            ACTIONS AND PROCEEDINGS.  Mortgagee has the right to appear in and defend any action or proceeding brought with respect to the Property if Mortgagee, in its discretion, determines that the outcome of any such action or proceeding would be reasonably likely to have a Material Adverse Effect or if Mortgagee has provided written notice thereof to Borrower and Borrower fails to promptly defend any such action or proceeding to the reasonable satisfaction of Mortgagee.  Mortgagee has the right to bring any action or proceeding, in the name and on behalf of Borrower, which Mortgagee, in its discretion, determines should be brought in order to protect Mortgagee and Lenders interest in the Property if Mortgagee, in its discretion, determines that the failure to pursue such action or proceeding would be reasonably likely to have a Material Adverse Effect or if Mortgagee has provided written notice thereof to Borrower and Borrower fails to promptly bring any such action or proceeding and prosecute the same to the reasonable satisfaction of Mortgagee.

Section 8.5            RECOVERY OF SUMS REQUIRED TO BE PAID.  Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

Section 8.6            OTHER RIGHTS, ETC.  (a)  The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument.  Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Mortgagee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Mortgagee and/or Lenders extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

(b)               It is agreed that the risk of loss or damage to the Property is on Borrower, and Mortgagee and Lenders shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the insurance policies required to be maintained pursuant to the Loan Agreement, or for failure to determine whether insurance in force is adequate as to the amount of risks insured.  Possession by Mortgagee shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Mortgagee’s possession.

(c)                Mortgagee may resort for the payment of the Debt to any other security held by Mortgagee in such order and manner as set forth in Section 10.2 of the Loan Agreement or as otherwise determined by Lenders.  Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee  thereafter to foreclose this Security Instrument.  The rights of Mortgagee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others.  No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.  Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7            RIGHT TO RELEASE ANY PORTION OF THE PROPERTY.  Mortgagee may release any portion of the Property for such consideration as Mortgagee may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder.  This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8            RIGHT OF ENTRY.  Mortgagee and Lenders shall have the right to enter and inspect the Property pursuant to Section 4.7 of the Loan Agreement.

Section 8.9            BANKRUPTCY.  (a)  Upon the occurrence and during the continuance of an Event of Default, Mortgagee shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code (defined below).

(b)               If there shall be filed by or against Borrower a petition under the Bankruptcy Code and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Mortgagee not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease.  Mortgagee shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Mortgagee demands that Borrower assume and assign the Lease to Mortgagee pursuant to Section 365 of the Bankruptcy Code and (ii) Mortgagee covenants to cure or provide adequate assurance of future performance under the Lease.  If Mortgagee serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Mortgagee of the covenant provided for in clause (ii) of the preceding sentence.

Section 8.10        SUBROGATION.  If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Mortgagee shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Mortgagee and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of the Other Obligations.  Borrower and Mortgagee acknowledge that Mortgagee has taken an assignment of the Prior Mortgages.

ARTICLE IX  –  ENVIRONMENTAL HAZARDS

Section 9.1            ENVIRONMENTAL COVENANTS.  Borrower has provided representations, warranties and covenants regarding environmental matters set forth in the Environmental Indemnity and Borrower shall comply with the aforesaid covenants regarding environmental matters.

ARTICLE X  –  WAIVERS

Section 10.1        MARSHALLING AND OTHER MATTERS.  Borrower hereby waives, to the extent permitted by law, the benefit of all Legal Requirements now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein.  Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all Persons to the extent permitted by Legal Requirements.

Section 10.2        WAIVER OF NOTICE.  Borrower shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Security Instrument or the Loan Agreement specifically and expressly provides for the giving of notice by Mortgagee to Borrower and except with respect to matters for which Borrower is not permitted by Legal Requirements to waive its right to receive notice, and Borrower hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Mortgagee to Borrower.

Section 10.3        INTENTIONALLY OMITTED.

Section 10.4        SOLE DISCRETION OF MORTGAGEE.  Except as otherwise expressly provided herein, whenever pursuant to this Security Instrument, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole (but reasonable) discretion of Mortgagee and shall be final and conclusive.

Section 10.5        WAIVER OF TRIAL BY JURY.  TO THE EXTENT PERMITTED BY LAW, BORROWER, MORTGAGEE AND LENDERS EACH HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.  THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, MORTGAGEE AND LENDERS, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE.  EACH OF LENDERS, MORTGAGEE AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY

PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER, MORTGAGEE AND LENDERS.

Section 10.6        WAIVER OF FORECLOSURE DEFENSE.  Borrower hereby waives any defense Borrower might assert or have by reason of Mortgagee’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Mortgagee.

ARTICLE XI  –  INTENTIONALLY OMITTED

ARTICLE XII  –  Notices

Section 12.1        NOTICES.  All notices or other written communications hereunder shall be delivered in accordance with the applicable terms and conditions of the Loan Agreement.

ARTICLE XIII  –  APPLICABLE LAW

Section 13.1        GOVERNING LAW.  This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the State.

Section 13.2        PROVISIONS SUBJECT TO APPLICABLE LAW.  All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any Applicable Law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law.  If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

ARTICLE XIV  –  DEFINITIONS

Section 14.1        GENERAL DEFINITIONS.  All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement.  Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein”, the word “Mortgagee” shall mean “Mortgagee and any of Mortgagee’s permitted successors and assigns”, the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument”, the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all reasonable out-of-pocket attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Mortgagee or any Lenders in protecting their interest in the Property, the Leases and the Rents and enforcing their rights hereunder.

ARTICLE XV  –  MISCELLANEOUS PROVISIONS

Section 15.1        NO ORAL CHANGE.  This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2        SUCCESSORS AND ASSIGNS.  This Security Instrument shall be binding upon and inure to the benefit of Borrower, Mortgagee and their respective successors and assigns forever.

Section 15.3        INAPPLICABLE PROVISIONS.  If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 15.4        HEADINGS, ETC.  The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Section 15.5        NUMBER AND GENDER.  Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6        ENTIRE AGREEMENT.  This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Security Instrument and the other Loan Documents.

Section 15.7        LIMITATION ON MORTGAGEE’S RESPONSIBILITY.  No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Mortgagee, nor shall it operate to make Mortgagee responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.  Nothing herein contained shall be construed as constituting Mortgagee a “mortgagee in possession”.

ARTICLE XVI  –  INTENTIONALLY DELETED

ARTICLE XVII- GROUND LEASE PROVISIONS

Section 17.1        NO MERGER OF FEE AND LEASEHOLD ESTATES; RELEASES.  So long as any portion of the Debt shall remain unpaid, unless Mortgagee shall otherwise consent, the fee title to the Land and the Leasehold Estate shall not merge but shall always be kept separate and distinct, notwithstanding the union of such estates in Borrower, Ground Lessor or in any other Person by purchase, operation of law or otherwise.  Mortgagee reserves the right, at any time, to release portions of the Property, including, but not limited to, the Leasehold Estate, with or without consideration, at Mortgagee’s election, without waiving or affecting any of its rights hereunder or under the Note or the other Loan Documents and any such release shall not affect Mortgagee’s rights in connection with the portion of the Property not so released.

Section 17.2        BORROWER’S ACQUISITION OF FEE ESTATE.  In the event that Borrower, so long as any portion of the Debt remains unpaid, shall become the owner and holder of Ground Lessor’s fee interest in the portion of the Property demised pursuant to the Ground Lease, the lien of this Security Instrument shall be spread to cover such interest and such interest shall be deemed to be included in the Property.  Borrower agrees, at its sole cost and expense, including without limitation, Mortgagee’s reasonable attorney’s fees, to (i) execute any and all documents or instruments necessary to subject the foregoing interest to the lien of this Security Instrument; and (ii) provide a title insurance policy which shall insure that the lien of this Security Instrument is a first lien on such interest.  The foregoing shall not be construed to permit Borrower to acquire the aforesaid fee interest and Borrower rights to acquire additional property shall remain subject to the restrictions relating thereto contained in the Loan Agreement and the other Loan Documents.

Section 17.3        REJECTION OF THE GROUND LEASE.

(a)                If the Ground Lease is terminated by Ground Lessor for any reason in the event of the rejection or disaffirmance of the Ground Lease by Ground Lessor pursuant to the Bankruptcy Code or any other Creditors Rights Law, (i) Borrower, immediately after obtaining notice thereof, shall give notice thereof to Mortgagee, (ii) Borrower, without the prior written consent of Mortgagee, shall not elect to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code or any comparable federal or state statute or law, and any election by Borrower made without such consent shall be void and (iii) this Security Instrument and all the liens, terms, covenants and conditions of this Security Instrument shall extend to and cover Borrower’s possessory rights under Section 365(h) of the Bankruptcy Code and to any claim for damages due to the rejection of the Ground Lease or other termination of the Ground Lease.  In addition, Borrower hereby assigns irrevocably to Mortgagee Borrower’s rights to treat the Ground Lease as terminated pursuant to Section 365(h) of the Bankruptcy Code and to offset rents under the Ground Lease in the event any case, proceeding or other action is commenced by or against Ground Lessor under the Bankruptcy Code or any comparable federal or state statute or law, provided that Mortgagee shall not exercise such rights and shall permit Borrower to exercise such rights with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.

(b)               Borrower hereby assigns to Mortgagee Borrower’s right to reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law, provided Mortgagee shall not exercise such right, and shall permit Borrower to exercise such right with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.  Further, if Borrower shall desire to so reject the Ground Lease, at Mortgagee’s request, to the extent not prohibited by the terms of the Ground Lease and applicable law, Borrower shall assign its interest in the Ground Lease to Mortgagee in lieu of rejecting the Ground Lease as described above, upon receipt by Borrower of written notice from Mortgagee of such request together with Mortgagee’s agreement to cure any existing defaults of Borrower under the Ground Lease and to provide adequate assurance of future performance of Borrower’s obligations thereunder.

(c)                Borrower hereby assigns to Mortgagee Borrower’s right to seek an extension of the 60-day period within which Borrower must accept or reject the Ground Lease under Section 365 of the Bankruptcy Code or any comparable federal or state statute or law with respect to any case, proceeding or other action commenced by or against Borrower under the Bankruptcy Code or comparable federal or state statute or law, provided Mortgagee shall not exercise such right, and shall permit Borrower to exercise such right with the prior written consent of Mortgagee, not to be unreasonably withheld or delayed, unless an Event of Default shall have occurred and be continuing.  Further, if Borrower shall desire to so reject the Ground Lease, at Mortgagee’s request, to the extent not prohibited by the terms of the Ground Lease and applicable law, Borrower shall assign its interest in the Ground Lease to Mortgagee in lieu of rejecting such Ground Lease as described above, upon receipt by Borrower of written notice from Mortgagee of such request together with Mortgagee’s agreement to cure any existing defaults of Borrower under the Ground Lease and to provide adequate assurance of future performance of the applicable Borrower’s obligations thereunder.

(d)               Borrower hereby agrees that if the Ground Lease is terminated for any reason in the event of the rejection or disaffirmance of the Ground Lease pursuant to the Bankruptcy Code or any other law affecting creditor’s rights, any Personal Property of Borrower not removed from the Property by Borrower as permitted or required by the Ground Lease, shall at the option of Mortgagee be deemed abandoned by Borrower, provided that Mortgagee may remove any such Personal Property required to be removed by Borrower pursuant to the Ground Lease and all reasonable out-of-pocket costs and expenses associated with such removal shall be paid by Borrower within five (5) days of receipt by Borrower of an invoice for such removal costs and expenses.

ARTICLE XVIII  –  STATE-SPECIFIC PROVISIONS

Section 18.1        PRINCIPLES OF CONSTRUCTION.  In the event of any inconsistencies between the terms and conditions of this Article XVIII and the terms and conditions of this Security Instrument, the terms and conditions of this Article XVIII shall control and be binding.

Section 18.2        New York Provisions.

(a)        Commercial Property.  Mortgagor represents that this Mortgage does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate more than six (6) residential dwelling units, each having its own separate cooking facilities.

(b)        Insurance Proceeds.  In the event of any conflict, inconsistency or ambiguity between (i) the provisions of the Note, this Mortgage or the other Loan Documents and (ii) the provisions of subsection 4 of Section 254 of the Real Property Law of New York covering the insurance of buildings against loss by fire, the provisions of the Note, this Mortgage and the other Loan Documents shall control.

(c)        Trust Fund.  Pursuant to Section 13 of the Lien Law of New York, Mortgagor shall receive the advances secured hereby and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of any improvement of the Property and shall apply such advances first to the payment of the cost of any such improvement of the Property before using any part of the total of the same for any other purpose.

(d)       Section 291-f Agreement.  This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby.  Mortgagor hereby covenants and agrees that Mortgagor shall not, without the consent of Mortgagee, (i) amend, modify or waive the provisions of any Lease or terminate, reduce rents under or shorten the term of any Lease, except pursuant to and in accordance with the provisions of the Note, the Loan Agreement, this Mortgage and the other Loan Documents, or (ii) collect any Rents (exclusive of security deposits, Impositions and other pass-throughs of Operating Expenses) more than thirty (30) days in advance of the time when the same shall become due.  Mortgagor shall (unless such notice is contained in the Lease) deliver notice of this Mortgage in form and substance reasonably acceptable to Mortgagee, to all present and future holders of any interest in any Lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of such Section 291-f.

(e)        Maximum Indebtedness.  The maximum amount of principal indebtedness secured by this Mortgage at execution or which under any contingency may become secured hereby at any time hereafter is $250,000,000.00 plus all amounts expended by Mortgagee following an Event of Default hereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses required to protect and preserve the lien of this Mortgage.

(f)        RPAPL.  If a default shall occur hereunder or under any of the other Loan Documents and be continuing beyond any applicable notice, grace or cure period, Mortgagee may elect to sell the Property or any part thereof by exercise of the power of foreclosure or of sale granted to Mortgagee by Articles 13 or 14 of the New York Real Property Actions and Proceedings Law (the “RPAPL”).  In such case, Mortgagee may commence a civil action to foreclose this Mortgage pursuant to and in accordance with Article 13 of the RPAPL, or it may proceed and sell the Property pursuant to and in accordance with Article 14 of the RPAPL.

[NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, this Security Instrument has been executed by the undersigned as of the day and year first above written.

ALEXANDER’S OF KINGS, LLC, a Delaware
limited liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

KINGS PARKING, LLC, a Delaware limited
liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

ALEXANDER’S KINGS PLAZA, LLC, a
Delaware limited liability company

By:	/s/ Alan J. Rice
Name:	Alan J. Rice
Title:	Secretary

:

STATE OF New York            )
                                                )     ss.:
COUNTY OF New York       )

On this, the 7th day of June, 2011, before me, the undersigned, personally appeared Alan J. Rice, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/  Margaret R. Hannay
(signature and office of individual taking acknowledgment)

EXHIBIT A

LEGAL DESCRIPTION

(attached hereto)

EXHIBIT B

PRIOR MORTGAGES

1.                  Building Loan Mortgage made by Kings Plaza Shopping Center of Flatbush Avenue Inc., and Kings Plaza Shopping Center of Avenue U, Inc., to R.H. Macy & Co., Inc. and Alexander’s Inc. in the sum of $23,500,000.00 dated June 27, 1969 recorded June 30, 1969 in Reel 344 Page 153 (Mortgage Tax paid: $117,500.00).

Subordination Agreement made among R.H. Macy & Co., Inc., Alexander’s Inc., Flatbrook Properties Corp., Alexander’s Department Store of Brooklyn Inc., Kings Plaza Shopping Center of Flatbush Avenue, Inc. and Kings Plaza Shopping Center of Avenue U, Inc., dated June 9, 1970 recorded June 10, 1970 in Reel 416 Page 362.  Subordinates Mortgage 1 to Construction, Operation and Reciprocal Easement Agreement in Reel 413 Page 171.

Assignment of Mortgage made by R.H Macy & Co., Inc and Alexander’s Inc. to The Chase Manhattan Bank (National Association) dated June 4, 1970 recorded June 10, 1970 in Reel 416 Page 377.  Assigns Mortgage No. 1.

Modification Agreement made between Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Plaza Shopping Center of Avenue U, Inc., and The Chase Manhattan Bank (National Association) dated June 9, 1970 recorded June 10, 1970 in Reel 416 Page 261.  Modifies the terms of Mortgage No. 1

Assignment of Mortgage made by The Chase Manhattan Bank (National Association) to John Hancock Mutual Life Insurance Company dated January 20, 1971 recorded January 20, 1971 in Reel 460 Mp. 163.  Assigns Mortgage No. 1.

Modification and Extension Agreement between Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Shopping Center of Avenue U, Inc and John Hancock Mutual Life Insurance Company by Agreement dated as of January 20, 1971 and recorded October 12, 1971 in Reel 460 Page 175.  Modifies and extends terms of Mortgage No. 1 and spreads same to cover Alexander Center Leasehold recorded in Reel 413 Page 145 and other premises.

Modification and Waiver Agreement between Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Plaza Shopping Center of Avenue U, Inc., and John Hancock Mutual Life Insurance Company by Agreement dated June 29, 1973 and recorded October 12, 1973 in Reel 664 Page 1515.  Modifies the terms of Mortgage No. 1

Modification Agreement between Kings Shopping Center of Flatbush Avenue, Inc., Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Shopping Center of Avenue U, Inc., and John Hancock Life Insurance Company by Agreement dated October 12, 1976 and recorded June 29, 1983 in Reel 1404 Page 122.  Modifies and extends terms of Mortgage No. 1

Modification Agreement made between Kings Plaza Shopping Center of Flatbush Avenue, Inc., Kings Plaza Shopping Center of Avenue U, Inc. and John Hancock Mutual Life Insurance Company dated May 23, 1983 recorded June 16, 1983 in Reel 1404 Page 132.  Modifies terms of Mortgage No. 1

Assignment of Mortgage made by John Hancock Life Insurance Company to Union Bank of Switzerland, New York Branch dated June 18, 1998 recorded July 31, 1998 in Reel 4251 Page 1706.  Assigns Mortgage No. 1.

2.                  Mortgage, Assignment of Leases, Security Agreement and Fixture Filing made by Alexander’s Inc. to First Fidelity Bank, National Association in the sum of $30,000,100.00 dated March 15, 1995 recorded March 17, 1995 in Reel 3481 Page 1507.  (Mortgage Tax paid: $None)

Mortgage Modification and Extension and Agreement Alexander’s of Brooklyn, Inc. and First Union National Bank by Agreement dated March 15, 1998 recorded July 9, 1998 in Reel 4237 Page 213.  Modifies and extends terms of Mortgage No. 2.

Note and Mortgage Modification Severance Agreement made among Alexander’s of Fordham Road, Inc., Alexander’s, Inc., Alexander’s of Third Avenue, Inc., Alexander’s Rego Park Center, Inc., Alexander’s of Rego Park II, Inc., Alexander’s of Rego Park III, Inc., Seven Thirty One Limited Partnership, Alexander’s Department Stores of Lexington Avenue, Inc., Alexander’s of Brooklyn, Inc., Alexander’s Department Stores of New Jersey, Inc. and First Union Bank F/K/A First Fidelity Bank, National Association dated _____ 18, 1998 and recorded July 31, 1998 in Reel 4251 Page 1712.  Severs Mortgage No. 2 into two separate liens as follows:

(i)         Lien in the amount of $10,000,000.00 to be evidenced by Mortgage No. 2 herein;

(ii)        Lien in the amount of $20,000,000.00 to cover other premises not a part of this report.

Assignment of Mortgage made by First Union National Bank F/K/A First Fidelity, National Association to Union Bank of Switzerland, New York Branch, as Administrative Agent, dated June 18, 1998 and recorded July 31, 1998 in Reel 4251 Page 1751; which Assign Mortgage No. 2, as severed.

3.                  Mortgage made by United Cigar Stores Company of America to New York Title & Mortgage Company in the sum of $1,000,000.00 dated December 15, 1925 recorded December 18, 1925 in Liber 3648 Mp. 59.  (Mortgage Tax paid: $5,000.00)

Assignment of Mortgage made by New York Title & Mortgage Company to Guaranty Trust Company of New York dated December 15, 1930 recorded December 15, 1930 in Liber 4094 Mp. 91.  Assigns Mortgage No. 3.

4.                  Mortgage made by 164 E. 59 Street Corporation to United Stores Realty Corporation in the sum of $550,000.00 dated February 6, 1928 recorded February 10, 1928 in Liber 3852 Mp. 400.  (Mortgage Tax paid: $2,758.00)

Assignment of Mortgage made by United Stores Realty Corporation to Guaranty Trust Company of New York dated December 13, 1930 recorded December 15, 1930 in Liber 4094 Mp. 90.  Assigns Mortgage No. 4.

Consolidation, Extension and Modification Agreement made between Guaranty Trust Company of New York and 164 E. 59 Street Corporation dated December 13, 1930 recorded December 24, 1930 in Liber 4088 Mp 324.  Consolidates Mortgages No. 3 and 4 to form a single lien of $1,300,000.00.

Assignment of Mortgage made by Guaranty Trust Company of New York to New York Life Insurance Company dated July 26, 1937 recorded July 28, 1937 in Liber 4291 Mp. 412.  Assigns Mortgage No. 3 and 4 as consolidated.

Assignment of Mortgage made by New York Life Insurance Company to Equitable Life Assurance Society of the United States dated July 15, 1946 and recorded July 30, 1946 in Liber 4840, Page 628.  Assigns Mortgage No. 3 and No. 4 as consolidated.

5.                  Mortgage made by Tillie Feldman to Equitable Life Assurance Society of the United States in the sum of $550,583.16 dated December 15, 1961 recorded December 20, 1961 in Liber 6019 Mp. 392.  (Mortgage Tax paid: $2,753.00).

Consolidation, Extension and Modification Agreement made between Equitable Life Assurance Society of the United States and Tillie Feldman dated December 15, 1961 recorded December 20, 1961 in Liber 6019 Mp. 398.  Consolidates Mortgages No. 3, 4 and 5 to form a single lien of $1,250,000.00.

Assignment of Mortgage made by Equitable Life Assurance Society of the United States to Equitable Life Mortgage and Realty Investors (a Mass. Trust) dated November 6, 1970 recorded November 24, 1970 in Reel 189 Page 1068.  Assigns Mortgage No. 3, 4 and 5 as consolidated.

Assignment of Mortgage made by Equitable Life Mortgage and Realty Investors to United Mutual Savings Bank dated December 10, 1971 recorded January 17, 1972 in Reel 228 Page 1578.  Assigns Mortgage No. 3, 4 and 5 as consolidated.

6.                  Mortgage made by Grugo Equities, Inc., to United Mutual Savings Bank in the sum of $297,257.43 dated December 21, 1971 recorded December 23, 1971 in Reel 226 Page 13.  (Mortgage Tax paid: $3,716.25)  This mortgage by its terms was consolidated with Mortgages 3, 4 and 5 to form a single lien of 1,350,000.00.

Assignment of Mortgage made by United Mutual Savings Bank to Harlem Savings Bank dated February 3, 1982, recorded February 22, 1982 in Reel 607 Mp. 1529.  Assigns Mortgage No. 3, 4, 5 and 6, as consolidated.

7.                  Mortgage made by Gogru Realty Corp. to Harlem Savings Bank in the sum of $402,029.96 dated February 10, 1982 recorded February 22, 1982 in Reel 607 Page 1532.  (Mortgage Tax paid: $6,030.00).

Consolidation, Extension and Modification Agreement made between Gogru Realty Corp. and Harlem Savings Bank dated February 10, 1982 recorded March 23, 1982 in Reel 614 Page 1618.  Consolidates Mortgages No. 3 through 7 to form a single lien of $1,500,000.00.

Assignment of Mortgage made by Apple Bank for Savings, F/K/A Harlem Savings Bank to Emanuel Gruss dated March 2, 1987 recorded April 20, 1987 in Reel 1223 Page 1483.  Assigns Mortgages No. 3 through 7, as consolidated.

Mortgage Spreader Agreement made among Emanuel Gruss, Seven Thirty One Limited Partnership and Alexander’s of Brooklyn, Inc., dated June 15, 1998 recorded July 31, 1998 in Reel 4251 Page 1686.  Spreads the lien of Mortgages No. 3 through 7 as consolidated to encumber Alexander’s Parcel (part of Lot 55).

Assignment of Mortgage made by Emanuel Gruss to Union Bank of Switzerland, New York Branch, as Administrative Agent, dated June 15, 1998, recorded July 31, 1998 in Reel 4251 Page 1697.  Assigns Mortgage No. 3 through 7 as consolidated.

8.                  Mortgage made by Seven Thirty One Limited Partnership to Emanuel Gruss, Riane Gruss and Elizabeth Goldberg in the sum of $22,194,047.08 dated December 30, 1994 recorded January 12, 1995 in Reel 2173 Page 127.  (Mortgage Tax paid: $None).

Mortgage Spreader Agreement made among Emanuel Gruss, Riane Gruss and Elizabeth Goldberg, Seven Thirty One Limited Partnership and Alexander’s of Brooklyn, Inc., dated June 15, 1998 recorded July 31, 1998 in Reel 4251 Page 1672; which agreement spreads the lien of Mortgage 8 to encumber the Alexander’s Parcel (part of Lot 55).

Assignment of Mortgage made by Emanuel Gruss, Riane Gruss and Elizabeth Goldberg to Union Bank of Switzerland, New York Branch, as Administrative Agent, dated June 15, 1998 recorded July 31, 1998 in Reel 4251 Page 1681.  Assigns Mortgage No. 8.

9.                  Term Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement made by Alexander’s King Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. to Union Bank of Switzerland, New York Branch, as Administrative Agent in the sum of $50,883,837.37 dated June 18, 1998 recorded July 31, 1998 in Reel 4251 Page 1759.  (Mortgage Tax paid: $1,399,304.00).

Consolidation, Extension and Modification Agreement made between Alexander’s King Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores of Brooklyn, Inc. and Union Bank of Switzerland, New York Branch, as Administrative Agent dated June 19, 1998 recorded July 31, 1998 in Reel 4251 Page 1809.  Consolidates Mortgages No. 1 through 9 to form a single lien of $90,000,000.00.

Mortgage, Term Loan Agreement and Environmental Agreement and Modification Agreement among Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp., Alexander’s Department Stores Brooklyn, Inc. and Alexander’s Inc. and UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch, as Administrative Agent dated January 27, 1999 recorded June 1, 1999 in Reel 4492 Page 24.  Modifies the terms of Mortgages No. 1 through 9 as consolidated.

Release of Part of Mortgaged Premises made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch, as Administrative Agent to Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores Brooklyn, Inc., dated July 6, 2000 recorded December 20, 2000 in Reel 5034 Page 1396.  Releases Lot 114 from the lien of Mortgages No. 1 through 9, as consolidated.

Assignment of Mortgage made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch to Morgan Guaranty Trust Company of New York, dated as of May 31, 2001 recorded June 5, 2001 in Reel 5175 Page 318.  Assigns Mortgages No. 1 through 9, as consolidated.

10.              Building Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp., Alexander’s Department Stores Brooklyn, Inc., to UBS AG, Stamford Branch in the sum of $19,567,800.00 dated August 9, 1999 recorded September 17, 1999 in Reel 4587 Page 956.  (Mortgage Tax paid: $538,114.50).

Release of Part of Mortgaged Premises made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch, as Administrative Agent to Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores Brooklyn, Inc., dated July 6, 2000 recorded December 20, 2000 in Reel 5034 Page 1420.  Releases Lot 114 from the lien of Mortgages No. 10.

Assignment of Mortgage made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch to Morgan Guaranty Trust Company of New York, dated as of May 31, 2001 recorded June 5, 2001 in Reel 5175 Page 353.  Assigns Mortgages No. 10.

11.              Project Loan Fee and Leasehold Mortgage, Assignment of Leases and Rents and Security Agreement made by Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp., Alexander’s Department Stores Brooklyn, Inc. to UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch in the sum of $10,432,200.00 dated August 9, 1999 recorded September 17, 1999 in Reel 4587 Page 1006.  (Mortgage Tax paid: $286,885.50).

Release of Part of Mortgaged Premises made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch, as Administrative Agent to Alexander’s Kings Plaza Center, Inc., Kings Plaza Corp. and Alexander’s Department Stores Brooklyn, Inc., dated July 6, 2000 recorded December 20, 2000 in Reel 5034 Page 1414.  Releases Lot 114 from the lien of Mortgages No. 11.

Assignment of Mortgage made by UBS AG, Stamford Branch, as successor to Union Bank of Switzerland, New York Branch to Morgan Guaranty Trust Company of New York, dated as of May 31, 2001 recorded June 5, 2001 in Reel 5175 Page 369.  Assigns Mortgages No. 11.

12.              Mortgage made by Alexander’s Kings Plaza, LLC, Alexander’s of Kings, LLC and Kings Parking, LLC to Morgan Guaranty Trust Company of New York in the sum of $107,790,408.00 dated as of May 31, 2001 recorded June 5, 2001 in Reel 5175 Page 386.  (Mortgage Tax paid: $2,964,236.00).

Amended, Restated and Consolidated Mortgage and Security Agreement among Alexander’s of Kings, LLC, Alexander’s Kings Plaza, LLC, Kings Parking, LLC and Morgan Guaranty Trust Company of New York by Agreement dated as of May 31, 2001 recorded June 5, 2001 in Reel 5175 Page 408.  Consolidates Mortgages No. 1 through 12 to form a single lien in the amount of $223,000,000.00, amends and restates terms thereof.

Assignment of Mortgage made by JPMorgan Chase Bank, successor by merger to Morgan Guaranty Trust Company of New York to Wells Fargo Bank Minnesota, N.A., as Trustee, dated as of November 30, 2001 recorded September 19, 2002 in Reel 5804 Page 1860.  Assigns Mortgages No. 1 through 12, as consolidated.

Assignment of Mortgage made by Wells Fargo Bank, N.A., successor by merger to Wells Fargo Bank Minnesota, N.A., as Trustee to Bank of America, N.A., as Trustee, dated as of June 30, 2009 recorded March 15, 2010 as CRFN2010000088250.  Assigns Mortgages No. 1 through 12, as consolidated.

Assignment of Mortgage from Bank of America, N.A., as Trustee, to Wells Fargo Bank, National Association, as Administrative Agent, dated June 10, 2011 and recorded _____________, 2011 as CRFN _______________________.  Assigns Mortgages No. 1 through 12, as consolidated.

13.       Gap Mortgage made by Alexander’s Kings Plaza, LLC, Alexander’s of Kings, LLC and Kings Parking, LLC to Wells Fargo Bank, National Association, as Agent for itself and other co-lenders, of even date herewith in the original principal amount of $61,402,986.14 and being duly recorded in the Office of the City Register for the City of New York.

Which said mortgages have not been further assigned of record.